Exhibit 99.2

BANKFINANCIAL CORPORATION

THIRD QUARTER 2008

QUARTERLY FINANCIAL AND STATISTICAL SUPPLEMENT

FOR THE LATEST FIVE QUARTERS

Note: Certain reclassifications have been made in the prior period’s financial statements and reflected in the Selected Quarterly Financial and Statistical Data tables to conform with the current period’s presentation.

The information and statistical data contained herein have been prepared by BankFinancial Corporation and have been derived or calculated from selected quarterly and period-end historical financial statements prepared in accordance with accounting principles generally accepted in the United States. BankFinancial Corporation is under no obligation to update, keep current or continue to provide the information contained herein. This information is provided solely for informational purposes and is not to be construed as a solicitation or an offer to buy or sell any securities or establish any business relationships with BankFinancial Corporation or its subsidiary.

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

PERFORMANCE MEASUREMENTS:

	2008			2007
	IIIQ	IIQ	IQ	IVQ	IIIQ
Return on assets (ratio of net income (loss) to average total assets) (1)	(6.93)%	(1.49)%	0.87%	0.25%	0.59%
Return on equity (ratio of net income (loss) to average equity) (1)	(35.24)	(7.46)	4.37	1.23	2.90
Net interest rate spread (1)	3.29	3.31	3.29	3.02	2.91
Net interest margin (1)	3.80	3.88	3.93	3.80	3.76
Efficiency ratio	253.46	160.33	73.57	92.05	77.38
Noninterest expense to average total assets (1)	10.32	6.39	3.60	3.86	3.26
Average interest-earning assets to average interest-bearing liabilities	128.92	129.40	128.96	130.01	130.11
Offices	18	18	18	18	18
Employees (full time equivalents)	395	397	404	425	416

SUMMARY STATEMENT OF OPERATIONS:

	2008			2007
	IIIQ	IIQ	IQ	IVQ	IIIQ
Total interest income	$18,749	$19,387	$20,742	$21,925	$23,124
Total interest expense	5,983	6,405	7,469	8,880	9,899

Net interest income before provision	12,766	12,982	13,273	13,045	13,225
Provision (credit) for loan losses	1,406	250	(51)	10	460

Net interest income	11,360	12,732	13,324	13,035	12,765
Noninterest income	1,968	1,521	4,706	2,502	2,777
Noninterest expense	37,345	23,253	13,228	14,311	12,383

Income (loss) before income tax	(24,017)	(9,000)	4,802	1,226	3,159
Income tax expense (benefit)	1,065	(3,593)	1,610	297	922

Net income (loss)	$(25,082)	$(5,407)	$3,192	$929	$2,237

Basic earnings (loss) per common share	$(1.27)	$(0.27)	$0.16	$0.05	$0.11

Diluted earnings (loss) per common share	$(1.26)	$(0.27)	$0.16	$0.05	$0.11

NONINTEREST INCOME AND EXPENSE:

	2008			2007
	IIIQ	IIQ	IQ	IVQ	IIIQ
Noninterest Income:
Deposit service charges and fees	$989	$837	$825	$915	$938
Other fee income	533	587	475	484	495
Insurance commissions and annuities income	158	202	246	287	251
Gain on sales of loans, net	23	17	70	34	43
Gain on sales of investment securities	—	—	1,385	—	399
Gain on unredeemed VISA Stock	—	—	1,240	—	—
Gain (loss) on disposition of premises and equipment	—	(311)	9	(4)	—
Loan servicing fee income	190	184	213	204	182
Amortization and impairment of servicing assets	(119)	(178)	(311)	(64)	(131)
REO operations	(139)	(163)	(11)	(13)	(4)
Earnings on bank-owned life insurance	153	187	217	231	219
Other	180	159	348	428	385

Total noninterest income	$1,968	$1,521	$4,706	$2,502	$2,777

Noninterest Expense:
Compensation and benefits	$7,544	$7,506	$8,220	$8,020	$7,773
Office occupancy and equipment	1,481	1,582	1,947	1,615	1,428
Advertising	373	309	164	320	409
Data processing	963	790	904	848	821
Supplies, telephone and postage	545	497	522	572	485
Amortization of intangibles	446	446	452	464	469
Visa settlement	—	—	—	1,240	—
Loss on impairment of securities available for sale	24,844	11,075	—	—	—
Other	1,149	1,048	1,019	1,232	998

Total noninterest expenses	$37,345	$23,253	$13,228	$14,311	$12,383

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SUMMARY BALANCE SHEET:

	2008			2007
	IIIQ	IIQ	IQ	IVQ	IIIQ
ASSETS:
Cash	$21,258	$27,915	$25,530	$28,279	$30,694
Interest-bearing deposits and short-term investments	15,030	6,297	3,611	669	14,003
Securities available for sale, net	75,865	78,030	73,545	77,049	67,686
Loans held for sale	1,264	702	1,786	173	2,031
Loans receivable, net	1,216,185	1,225,115	1,246,983	1,253,999	1,276,303
Federal Home Loan Bank stock	15,598	15,598	15,598	15,598	15,598
Premises and equipment	34,448	34,013	34,014	34,487	34,171
Intangible assets	28,991	29,437	29,883	30,335	30,799
Investment in bank-owned life insurance	20,142	19,989	19,802	19,585	19,354
Other assets	19,908	19,716	24,316	20,370	14,157

Total assets	$1,448,689	$1,456,812	$1,475,068	$1,480,544	$1,504,796

LIABILITIES AND EQUITY:
Deposits	$1,046,104	$1,080,986	$1,057,613	$1,073,650	$1,098,541
Borrowings	101,935	70,633	112,020	96,433	81,138
Other liabilities	39,023	17,030	15,850	19,324	21,496

Total liabilities	1,187,062	1,168,649	1,185,483	1,189,407	1,201,175
Stockholders’ equity	261,627	288,163	289,585	291,137	303,621

Total liabilities and stockholders’ equity	$1,448,689	$1,456,812	$1,475,068	$1,480,544	$1,504,796

CAPITAL RATIOS:

	2008			2007
	IIIQ	IIQ	IQ	IVQ	IIIQ
BankFinancial Corporation:
Equity to total assets (end of period)	18.06%	19.78%	19.63%	19.66%	20.18%
Tangible equity to tangible total assets (end of period)	16.47	17.99	18.11	17.95	18.51

BankFinancial FSB:
Risk-based total capital ratio	15.72	16.59	16.55	16.54	19.07
Risk-based tier 1 capital ratio	14.87	15.79	15.77	15.74	18.22
Tier 1 leverage ratio	13.17	14.13	14.20	13.95	15.16

Stock repurchases - $ (000’s)	$1,404	$1,162	$3,899	$5,273	$5,643
Stock repurchases - shares	101,200	76,000	254,800	335,900	377,406

COMMON STOCK AND DIVIDENDS:

	2008			2007
	IIIQ	IIQ	IQ	IVQ	IIIQ
Stock Prices:
Close	$14.68	$13.01	$15.91	$15.82	$15.82
High	15.98	16.16	16.44	16.67	16.39
Low	12.70	13.00	13.66	14.54	13.01

Cash dividends paid	$0.07	$0.07	$0.07	$0.07	$0.07

DEPOSITS:
	2008			2007
	IIIQ	IIQ	IQ	IVQ	IIIQ
Non-interest-bearing demand	$108,110	$108,530	$112,557	$111,554	$111,772
Savings	96,489	101,532	99,718	97,280	101,176
Money market	196,050	183,180	224,078	250,682	266,737
Interest-bearing NOW	309,482	364,106	318,355	306,517	297,589
Certificates of deposit - Retail	330,390	316,761	301,990	305,610	314,450
Certificates of deposit - Wholesale	5,583	6,877	915	2,007	6,817

Total certificates of deposit	335,973	323,638	302,905	307,617	321,267

Total deposits	$1,046,104	$1,080,986	$1,057,613	$1,073,650	$1,098,541

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

	2008			2007
	IIIQ	IIQ	IQ	IVQ	IIIQ
LOANS:
One- to four-family residential real estate	$323,897	$329,575	$340,439	$345,245	$373,830
Multi-family mortgage loans	303,516	306,209	301,957	291,395	288,883
Nonresidential real estate	331,629	323,555	327,542	325,885	326,368
Construction and land loans	45,728	52,785	60,020	64,483	61,482
Commercial loans	70,129	68,168	76,164	83,233	80,358
Commercial leases	144,856	146,714	142,069	144,841	145,761
Consumer loans	2,757	2,809	3,408	3,506	4,009
Other loans (including municipal)	4,120	4,334	4,334	4,544	4,544

Total loans	1,226,632	1,234,149	1,255,933	1,263,132	1,285,235
Loans in process	(139)	(165)	(161)	(168)	(63)
Net deferred loan origination costs	1,957	2,031	2,041	2,086	2,211
Allowance for loan losses	(12,265)	(10,900)	(10,830)	(11,051)	(11,080)

Loans, net	$1,216,185	$1,225,115	$1,246,983	$1,253,999	$1,276,303

CREDIT QUALITY RATIOS:

	2008			2007
	IIIQ	IIQ	IQ	IVQ	IIIQ
Nonperforming Loans and Assets:
Nonperforming loans	$12,497	$11,248	$8,737	$12,058	$9,557
Real estate owned	931	937	899	820	252

Nonperforming assets	$13,428	$12,185	$9,636	$12,878	$9,809

Asset Quality Ratios:
Nonperforming assets to total assets	0.93%	0.84%	0.65%	0.87%	0.65%
Nonperforming loans to total loans	1.02	0.91	0.70	0.95	0.74
Allowance for loan losses to nonperforming loans	98.14	96.91	123.96	91.65	115.94
Allowance for loan losses to total loans	1.00	0.89	0.86	0.87	0.86
Net charge-off ratio (1)	0.01	0.06	0.05	0.01	0.05

ALLOWANCE FOR LOAN LOSSES:

	2008			2007
	IIIQ	IIQ	IQ	IVQ	IIIQ
Beginning balance	$10,900	$10,830	$11,051	$11,080	$10,779
Provision (credit) for loan losses	1,406	250	(51)	10	460
Loans charged off	(42)	(182)	(173)	(46)	(159)
Recoveries	1	2	3	7	—

Ending balance	$12,265	$10,900	$10,830	$11,051	$11,080

(1)	Annualized

BANKFINANCIAL CORPORATION

SELECTED QUARTERLY FINANCIAL AND STATISTICAL DATA

Latest Five Quarters

(Dollars in thousands; except per share) – (Unaudited)

SELECTED AVERAGE BALANCES:

	2008			2007
	IIIQ	IIQ	IQ	IVQ	IIIQ
Average total assets	$1,447,499	$1,454,496	$1,471,387	$1,484,541	$1,518,670
Average earning assets	1,337,304	1,346,496	1,358,390	1,362,890	1,397,286
Average total loans	1,224,472	1,233,586	1,257,089	1,277,238	1,291,593
Average investment securities	94,459	86,855	83,536	64,097	73,370
Average FHLB stock	15,598	15,598	15,598	15,598	15,598
Average other earning assets	2,775	10,457	2,167	5,957	16,725
Average interest-bearing deposits	945,892	958,071	943,549	966,082	986,113
Average total borrowings	91,452	82,502	109,791	82,220	87,782
Average interest-bearing liabilities	1,037,344	1,040,573	1,053,340	1,048,302	1,073,895
Average total stockholders’ equity	284,695	289,988	292,353	301,911	308,041

SELECTED YIELDS AND COST OF FUNDS (1):

	2008			2007
	IIIQ	IIQ	IQ	IVQ	IIIQ
Average earning assets	5.58%	5.79%	6.14%	6.38%	6.57%
Average total loans	5.86	5.98	6.26	6.46	6.67
Average investment securities	2.97	4.64	5.52	6.47	5.90
Average FHLB stock	—	—	—	—	2.77
Average other earning assets	2.01	2.01	3.34	4.66	5.08

Average interest-bearing deposits	2.15	2.36	2.69	3.22	3.55
Average total borrowings	3.79	3.86	4.25	5.04	4.81
Average interest-bearing liabilities	2.29	2.48	2.85	3.36	3.66

Interest rate spread	3.29	3.31	3.29	3.02	2.91
Net interest margin	3.80	3.88	3.93	3.80	3.76

EARNINGS PER SHARE COMPUTATIONS:

	2008			2007
	IIIQ	IIQ	IQ	IVQ	IIIQ
Net income (loss)	$(25,082)	$(5,407)	$3,192	$929	$2,237

Average common shares outstanding	21,829,118	21,952,967	22,101,410	22,429,477	22,692,613
Less: Unearned ESOP shares	(1,647,532)	(1,679,927)	(1,704,262)	(1,728,813)	(1,753,480)
Less: Unvested restricted stock	(434,550)	(434,550)	(434,801)	(575,800)	(619,385)

Weighted average common shares outstanding	19,747,036	19,838,490	19,962,347	20,124,864	20,319,748
Plus: Dilutive common shares equivalents	101,318	61,010	5,657	—	97,765

Weighted average dilutive shares outstanding	19,848,354	19,899,500	19,968,004	20,124,864	20,417,513

Number of antidilutive stock options excluded from the diluted earnings per share calculation	2,336,803	2,336,803	2,336,803	1,597,400	1,576,200
Weighted average exercise price of anti-dilutive option shares	$16.51	$16.51	$16.51	$17.40	$17.34

Earnings (loss) per basic share	$(1.27)	$(0.27)	$0.16	$0.05	$0.11

Earnings (loss) per diluted share	$(1.26)	$(0.27)	$0.16	$0.05	$0.11

N.A. = Not Applicable

(1)	Annualized

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

BankFinancial Corporation, a Maryland corporation (“the Company”) utilizes a number of different financial measures, both GAAP and non-GAAP, in making operating, budgeting and planning decisions for future periods. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. The Company believes that the use of the non-GAAP financial measures described below provides the Board of Directors and management, and may provide some investors, with a more complete understanding of the Company’s operating results and trends, and facilitate comparisons to historical and peer performance. The Company’s non-GAAP financial measures should be considered supplemental in nature and should not be considered in isolation, or as superior to or a substitute for, financial measures that are prepared in accordance with GAAP. In addition, the Company’s non-GAAP financial measures may differ from similar non-GAAP financial measures that are used by other companies, thus limiting their usefulness as a comparative tool.

Equity-based Compensation. The Company believes that the exclusion of equity-based compensation expense from its net income (loss) facilitates the comparison of the Company’s operating results to the Company’s historical performance, including the prior periods in which it operated as a mutual institution and had no stock outstanding. In addition, the Company believes that this non-GAAP measure facilitates the comparison of the Company’s performance to the performance of other financial institutions that have different or more seasoned equity-based compensation plans, including plans pursuant to which stock option awards vested prior to the effective date of SFAS No. 123R.

Amortization of Intangibles Expense. The Company believes that the exclusion from its net income (loss) of expense for the amortization of the core deposit intangible assets resulting from its acquisition of Success Bancshares and University National Bank facilitates the comparison of the Company’s operating results to the Company’s historical performance and to the performance of other financial institutions with different acquisition histories. In addition, the level of amortization of core deposit intangible assets arising from an acquisition can vary significantly depending on the valuation methodology used and the interest rate environment that existed at the time of the acquisition.

Gain on sale of Visa stock and Gain on unredeemed Visa stock. The Company believes that the exclusion of these gains, related to the completion of Visa’s IPO in March of 2008, from its net income (loss) facilitates the comparison of the Company’s operating results to the Company’s historical performance.

Visa Settlement. The Company believes that the exclusion of this litigation expense due to our proportionate share of Visa litigation charges from its net income (loss) facilitates the comparison of the Company’s operating results to the Company’s historical performance.

Loss on Impairment of Securities. The Company believes that the exclusion from its net income (loss) of the impairment loss on our Freddie Mac preferred stocks, based on our determination that the unrealized loss that existed with respect to these securities constituted an other-than-temporary impairment, facilitates the comparison of the Company’s operating results to the Company’s historical performance. Any deferred tax valuation reserve related to the loss on impairment will also be excluded from net income (loss).

Core Return on Assets. The Company believes that adjusting the calculation of its return on assets to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, and the loss on impairment furthers the purposes described above. Thus, the Company calculates core return on assets by dividing net income (loss) for a period, adjusted to exclude these items, by its average assets for the period.

Core Return on Equity. The Company believes that adjusting the calculation of its return on equity to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, and the loss on impairment furthers the purposes described above. Thus, the Company calculates core return on equity by dividing average stockholders’ equity for a period by net income (loss), adjusted to exclude these items, for the period.

Core Dilutive Earnings per Share. The Company believes that adjusting the calculation of its dilutive earnings per share to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, and the loss on impairment furthers the purposes described above. Thus, the Company calculates core dilutive earnings per share by net income (loss), adjusted to exclude these items, for the period by the weighted average dilutive common shares outstanding, for the period.

Core Noninterest Expense to Average Total Assets. The Company believes that adjusting the calculation of its noninterest expense to average total assets to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa settlement expense, and the loss on impairment furthers the purposes described above. Thus, the Company calculates noninterest expense to average total assets by dividing noninterest expense, adjusted to exclude these expenses, by average total assets for the period.

Core Efficiency Ratio. The Company believes that adjusting the calculation of its efficiency ratio to exclude the equity-based compensation expense, the amortization of intangibles expenses, the Visa gains and settlement expense, and the loss on impairment the purposes described above. Thus, the Company calculates core efficiency ratio by dividing noninterest expense, adjusted to exclude these expenses, by the sum of net interest income and noninterest income, adjusted to exclude these gains.

There are inherent limitations associated with the use of each of the above non-GAAP financial measures as an analytical tool. In particular, these non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles and reflect the exclusion of items that are recurring and will be reflected in the Company’s financial results in the future. The Company has further highlighted these and the other limitations described above by providing a reconciliation of the GAAP amounts that have been excluded from these non-GAAP financial measures.

BANKFINANCIAL CORPORATION

NON-GAAP FINANCIAL MEASURES

(Dollars in thousands; except per share) – (Unaudited)

FOR THE QUARTERS AND NINE MONTH PERIODS ENDED SEPTEMBER 30, 2008 AND 2007

	Three months ended September 30,		Nine months ended September 30,
	2008	2007	2008	2007
Core Operating Income:
Net Income (Loss)	$(25,082)	$2,237	$(27,297)	$6,226

Adjustments:
Equity-based compensation and benefits	1,350	1,311	3,777	3,866
Amortization of core deposit intangible	446	469	1,344	1,415
Gain on sale of Visa stock	—	—	(1,385)	—
Gain on unredeemed Visa stock	—	—	(1,240)	—
Loss on impairment of securities	24,844	—	35,919	—
Tax effect on adjustments assuming 39.745% tax rate	(10,588)	(707)	(15,268)	(2,099)
Deferred tax valuation reserve on loss on impairment of securities	10,087	—	10,087	—

Core Operating Income	$1,057	$3,310	$5,937	$9,408

Return on assets (ratio of net income (loss) to average total assets) (1)	(6.93)%	0.59%	(2.50)%	0.54%
Core return on assets (ratio of core operating income to average total assets) (1)	0.29%	0.87%	0.54%	0.81%

Return on equity (ratio of net income (loss) to average equity) (1)	(35.24)%	2.90%	(12.59)%	2.64%
Core return on equity (ratio of core operating income to average equity) (1)	1.48%	4.30%	2.74%	3.99%

Diluted earnings (loss) per common share	$(1.26)	$0.11	$(1.37)	$0.30
Core dilutive earnings per common share	$0.05	$0.16	$0.30	$0.45

Core Noninterest Expenses:
Noninterest Expenses	$37,345	$12,383	$73,826	$38,171
Adjustments:
Equity-based compensation and benefits	(1,350)	(1,311)	(3,777)	(3,866)
Amortization of core deposit intangible	(446)	(469)	(1,344)	(1,415)
Loss on impairment of securities	(24,844)	—	(35,919)	—

Core Noninterest Expenses	$10,705	$10,603	$32,786	$32,890

Noninterest expense to average total assets (1)	10.32%	3.26%	6.75%	3.29%
Core noninterest expense to average total assets (1)	2.96%	2.79%	3.00%	2.83%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	253.46%	77.38%	156.36%	79.94%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	72.66%	66.26%	73.53%	68.88%

(1)	Annualized for the three-month periods.

FOR THE LATEST FIVE QUARTERS

	2008			2007
	IIIQ	IIQ	IQ	IVQ	IIIQ
Core Operating Income:
Net Income (Loss)	$(25,082)	$(5,407)	$3,192	$929	$2,237
Adjustments:
Equity-based compensation and benefits	1,350	1,179	1,249	1,219	1,311
Amortization of core deposit intangible	446	446	452	464	469
Gain on sale of Visa stock	—	—	(1,385)	—	—
Gain on unredeemed Visa stock	—	—	(1,240)	1,240	—
Loss on impairment of securities	24,844	11,075	—	—	—
Tax effect on adjustments assuming 39.745% tax rate	(10,588)	(5,047)	367	(1,162)	(707)
Deferred tax valuation reserve on loss on impairment of securities	10,087	—	—	—	—

Core Operating Income	$1,057	$2,246	$2,635	$2,690	$3,310

Return on assets (ratio of net income (loss) to average total assets) (1)	(6.93)%	(1.49)%	0.87%	0.25%	0.59%
Core return on assets (ratio of core operating income to average total assets) (1)	0.29%	0.62%	0.72%	0.72%	0.87%

Return on equity (ratio of net income (loss) to average equity) (1)	(35.24)%	(7.46)%	4.37%	1.23%	2.90%
Core return on equity (ratio of core operating income to average equity) (1)	1.48%	3.10%	3.61%	3.56%	4.30%

Diluted earnings (loss) per common share	$(1.26)	$(0.27)	$0.16	$0.05	$0.11
Core dilutive earnings per common share	$0.05	$0.11	$0.13	$0.13	$0.16

Core Operating Expenses:
Noninterest Expenses	$37,345	$23,253	$13,228	$14,311	$12,383
Adjustments:
Equity-based compensation and benefits	(1,350)	(1,179)	(1,249)	(1,219)	(1,311)
Amortization of core deposit intangible	(446)	(446)	(452)	(464)	(469)
Visa settlement	—	—	—	(1,240)	—
Loss on impairment of securities	(24,844)	(11,075)	—	—	—

Core Noninterest Expenses	$10,705	$10,553	$11,527	$11,388	$10,603

Noninterest expense to average total assets (1)	10.32%	6.39%	3.60%	3.86%	3.26%
Core noninterest expense to average total assets (1)	2.96%	2.90%	3.13%	3.07%	2.79%

Efficiency ratio (ratio of noninterest expense to net interest income plus noninterest income)	253.46%	160.33%	73.57%	92.05%	77.38%
Core efficiency ratio (ratio of core noninterest expense to net interest income plus core noninterest income)	72.66%	72.77%	75.08%	73.25%	66.26%

(1)	Annualized for the three-month periods.